AMENDMENT NO. 14

                                       TO

                            AIRLINE LEASE NO. AC-865


     THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 15th day of June, 1999, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                               W I T N E S S E T H

     THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport (GMIA) for the transportation of persons and cargo by air; and

     WHEREAS, Airline requests that Lessor accept surrender of the commitment for Gates D-37, 52, 54, 55 and 56 and associated areas for reassignment to Astral Aviation, Inc.; and,

     WHEREAS, Airline requests that Lessor accept surrender of the commitment for Gate D-42 and associated areas from Astral Aviation, Inc., for reassignment to Airline; and,

     WHEREAS, on April 22, 1999, (File No. 99-201) County's board of Supervisors approved amending Airline's Lease to delete Gates D-37, 52, 54, 55 and 56 and associated areas for reassignment to Astral Aviation, Inc., and add Gate D-42 and associated areas;

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

1. Effective on May 1, 1999, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

     "S.  LESSEE'S  EXCLUSIVE  USE SPACE WITHIN THE TERMINAL  BUILDING ON MAY 1,
          1999

          For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                       Relative Cost
          Space Function                   Sq. Ft.       Factor         ERUs
          --------------                   -------     -------------    ----
          Concourse Lower Level              -0-          .20           -0-
          Office Unfinished
          (Unheated)
          Concourse Lower Level            4,588.50       .70        3,211.95
          Office Unfinished
          (Heated)
          Concourse Lower Level           30,460.90       .85        25,891.77
          Office Finished
          (Heated & Air Conditioned)
          Concourse Upper Level              -0-          .95           -0-
          Office Finished
          Concourse Upper Level             833.00        .95         791.35
          Office Finished
          Ticket Counter                    661.70        1.10        727.87

          Ticket Counter Office            1,307.40       .95        1,242.03

          Gate Hold Rooms                 19,692.00       1.00       19,692.00

          Baggage Makeup Area              3,939.10       .75        2,954.33

          Baggage Service Office            405.00        1.00        405.00


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

          Hold Room Stairwell              1,796.44       .15         269.47

          Basement                            0           .25            0

          Mezzanine Office Areas              0           .90            0

          Operations Control Tower          401.00        1.08        433.08

          TOTALS                          64,085.04                  55,618.84


          The spaces outlined above are those occupied by Lessee on May 1, 1999, which deletes: 674 square feet of Concourse Lower Level Office Unfinished (Heated) space; 5,580 square feet of Concourse Lower Level Office Finished (Heated and Air Conditioned) space; 112 square feet of Concourse Upper Level Office Finished space; deletes 11,386 square feet of Gate Hold Room space and adds 1,560 square feet of Gate Hold room space at Gate D-42; and, deletes 935 feet of Hold Room Stairwell space and adds 106 feet of Hold Room space at Gate D-42, as shown on Exhibit "P", pages 5, 9, 13 and 14 of 14, Revised 5/98, attached hereto and made a part hereof."

2. Effective May 1, 1999, the areas referred to in Article IV, paragraph I, will be further amended to delete approximately 369 linear feet of ramp areas associated with the gates 52, 54, 55, and 56 on Concourse D and 129 square linear feet of ramp associated with Gate 37, and add approximately 115 linear feet associated with Gate D-42, as shown on Exhibit "J", PAGE 1 OF 1, Dated "REV. 5/99."

3. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.


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



IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY
                                     ------

          Dated at Milwaukee, Wisconsin, this 15th day of June, 1999.

APPROVED:                                    MILWAUKEE COUNTY
                                             a municipal corporation


/s/ C. Barry Batzman           6/7/99        By:/s/ William Heinemann  6/14/99
--------------------------------------          ------------------------------
Airport Director               Date             William Heinemann
                                                Director of Public Works


/s/ Andrew Hunseck             6/9/99        By:/s/ Mark Ryan          6/15/99
--------------------------------------          ------------------------------
Corporation Counsel            Date             Mark Ryan
                                                County Clerk


                                     AIRLINE
                                     -------

          Dated at Milwaukee, Wisconsin, this 28th day of May, 1999.

                                             MIDWEST EXPRESS AIRLINES, INC.
                                             a Wisconsin corporation


                                             By:/s/ Robert S. Bahlman
                                                ------------------------------
                                                Robert S. Bahlman
                                             Title:  Sr. Vice President
                                             Date:  May 28, 1999


                                             By________________________________

                                             Title_____________________________

                                             Date______________________________



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